                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Jon-Luc Dupuy, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019 (Gateway Plus),
33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                 DATE
---------                                 -----                                                 ----
/s/ Allan Levine                          Chairman of the Board                               4/2/2008
----------------------------------
Allan Levine

/s/ Nicholas Helmuth von Moltke           Director and Senior Vice President                  4/2/2008
----------------------------------
Nicholas Helmuth von Moltke

/s/ Donald R. Mullen                      Director                                            4/2/2008
----------------------------------
Donald R. Mullen

/s/ J. William McMahon                    Director                                            4/2/2008
----------------------------------
J. William McMahon

/s/ Timothy J. O'Neill                    Director                                            4/2/2008
----------------------------------
Timothy J. O'Neill

                                          Vice President and Chief Financial Officer          4/2/2008
----------------------------------
Michael A. Pirrello

/s/ Samuel Ramos                          Vice President and Secretary                        4/2/2008
----------------------------------
Samuel Ramos

                                          Director, President and Chief Executive Officer     4/2/2008
----------------------------------
Michael A. Reardon

/s/ Manda D'Agata                         Vice President and Treasurer                        4/2/2008
----------------------------------
Manda D'Agata

/s/ Alan Akihiro Yamamura                 Vice President and Chief Risk Officer               4/2/2008
----------------------------------
Alan Akihiro Yamamura

                                          Vice President and Chief Operating Officer          4/2/2008
----------------------------------
Laura Bryant

                            POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Jon-Luc Dupuy, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019 (Gateway Plus),
33-85916/811-8848 (Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), 333-78245 (Allmerica Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV), initial registration statements, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                 DATE
---------                                 -----                                                 ----
                                          Chairman of the Board                               4/2/2008
----------------------------------
Allan Levine

                                          Director and Senior Vice President                  4/2/2008
----------------------------------
Nicholas Helmuth von Moltke

                                          Director                                            4/2/2008
----------------------------------
Donald R. Mullen

                                          Director                                            4/2/2008
----------------------------------
J. William McMahon

                                          Director                                            4/2/2008
----------------------------------
Timothy J. O'Neill

/s/ Michael A. Pirrello                   Vice President and Chief Financial Officer          4/2/2008
----------------------------------
Michael A. Pirrello

                                          Vice President and Secretary                        4/2/2008
----------------------------------
Samuel Ramos

/s/ Michael A. Reardon                    Director, President and Chief Executive Officer     4/2/2008
----------------------------------
Michael A. Reardon

                                          Vice President and Treasurer                        4/2/2008
----------------------------------
Manda D'Agata

                                          Vice President and Chief Risk Officer               4/2/2008
----------------------------------
Alan Akihiro Yamamura

/s/ Laura Bryant                          Vice President and Chief Operating Officer          4/2/2008
----------------------------------
Laura Bryant